AMENDMENT TO LEASE
BY AND BETWEEN
ROHO ULTIMATE, LTD. I (“LANDLORD”)
AND
ULTIMATE SOFTWARE GROUP, INC. (“TENANT”) FOR DEMISED PREMISES AT
2000 ULTIMATE WAY, WESTON, FL 33326 (THE “PREMISES”)
WHEREAS, Ultiland, Ltd. and Tenant entered into a lease (as assigned, the “Lease”) dated December 22, 1998 for the Premises, which Lease was assigned by Ultiland, Ltd. to Landlord pursuant to that certain Assignment And Assumption Of Lease dated January 17, 2000; and
WHEREAS, the Lease Term commenced on July 15, 1999; and
WHEREAS, the parties now desire to extend the Term of the Lease, and to otherwise amend the Lease as provided herein.
NOW, THEREFORE, for and in consideration of good and valuable consideration the receipt of which is hereby acknowledged, it is agreed as follows:
1. Conflict. In the event of a conflict between the provisions of this Amendment and the Lease, this Amendment shall control. Except as specifically modified herein, all terms and conditions of the Lease shall remain in full force and effect.
2. Recitals. The recitals stated above are true and correct and are incorporated herein by reference.
3. Definitions. All terms capitalized but not defined herein shall have the meanings ascribed thereto in the Lease.
4. Term. The Term of the Lease is hereby extended to expire on January 31, 2017.
5. Prevailing Party. In the event of any litigation (including all appeals) arising out of this Amendment or the Lease involving Landlord and Tenant, the prevailing party shall be entitled to receive all costs incurred, including reasonable attorney’s fees.
6. Binding Effect. The presentation of this Amendment to Tenant does not constitute an “offer”. This Amendment shall not be valid or binding against any party unless and until it is executed by all parties.
     IN WITNESS WHEREOF, the parties hereto have caused the due execution hereof as of the 15th day of February, 2000.

Witnesses as to Landlord (2 signatures)	ROHO ULTIMATE, LTD. I,
a Florida limited partnership

BY: Roho Development, Limited, a Florida
Limited partnership, as General Partner
BY: Ross Realty Investments, Inc., a Florida Corporation, as General Partner
	BY:	/s/ Barry Ross
Barry Ross, President

BY: Silver Development Corp., a Florida Corporation, as General Partner
	BY:	/s/ David G. Hollander
David G. Hollander, President

Witnesses as to Tenant (2 signatures):	ULTIMATE SOFTWARE GROUP, INC.,
a Delaware corporation
/s/ Robert J. Manne	BY:	/s/ Mitchell Dauerman
		Print Name:	Mitchell Dauerman
/s/ Donald M. Causey		Title:	V.P. — C.F.O.